Exhibit 99.1

Wachovia Securities Media & Communications Fixed Income Conference April 11-12, 2005

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, future dividends, potential financings or acquisitions, the opening and closing of theatres in 2005 and the availability of film products, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, "believes," "expects," "anticipates," "plans," "estimates" or similar expressions. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of our management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Such factors include, but are not limited to, the following: the availability of suitable motion pictures for exhibition in our markets; competition in our markets; competition with other forms of entertainment; the effect of our leverage on our financial condition; and other factors, including those discussed under the captions "Information About Forward-Looking Statements" and "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004. The risk factors discussed in our Form 10-K under the heading "Risk Factors"are specifically incorporated by reference in this presentation. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. This presentation contains supplemental non-GAAP financial measures. Reconciliations of the non-GAAP financial measures to the most comparable GAAP measures are contained herein.

Carmike Investment Update Proven ability to execute plan and deliver strong performance Strong slate of movies we believe are well suited to our markets Operations on track for theatre openings On track for at least 2 new market entries in 2005 7 new theatre openings in existing markets in 2005 Additional growth possible through acquisitions Potential debt restructuring/refinancing Quarterly dividend; maintain focus on growing cash flows ? ? ? Strong Revenue and EBITDA Momentum Maximizing Shareholder Value ?

Carmike Investment Highlights We are America's home town exhibitor Compelling industry fundamentals focused on event pictures and sequels Home town strategy is unique and highly profitable Strong free cash flow profile allows flexibility Increased opportunities for disciplined growth Experienced management team

Carmike is America's Home Town Exhibitor Focus on small to mid-size non-urban markets Note: As of December 31, 2004 2,188 screens in 282 theatres 80% of theatres in markets with fewer than 100,000 people

2004 Releases Drove Strong Performance 2002 2003 2004 119.6 116.8 124 Year Ended December 31 Theatre Level Cash Flow ($mm)(1) $119.6 $124.1 $116.8 (1)Theatre level cash flow is a supplemental non-GAAP financial measure used by Carmike to evaluate its operating performance. Reconciliation to Operating Income is included in Appendix A.

Buena Vista

DreamWorks

Fox

MGM

Paramount

Sony

Universal The Skeleton Key

Warner Brothers

Unique and Profitable Home Town Strategy Home town market Carmike-Plex vs. Mega-Plex Limited competition Simple, efficient and effective strategy: Popcorn, Coke and a Movie

Simple, Effective Strategy Drives High Margins Small $3.40 96% $3.27 Medium 3.85 94% 3.64 Large 5.45 95% 5.15 Popcorn Unit Price(1) Gross Margin % Small $2.75 92% $2.52 Medium 3.25 89% 2.89 Large 3.55 86% 3.07 Gross Margin ($) Coke Unit Price(1) Gross Margin % Gross Margin ($) (1) Current concession price represents the majority of our theatres as of January 17, 2005.

Modern, High Quality Theatre Circuit Provides Superior Viewing Experience 80% of our theatres have been built, retrofitted and/or refurbished since 1997 Over 70% of our theatres have digital sound Over 43% of our screens have stadium seating and they provide over 52% of our TLCF (1) As of year ended 12/31/1993 (2) As of year ended 12/31/2004 1993(1) 2004(2) Screens 1,701 2,188 % New, Retrofitted or Refurbished 7.6% 80.0% % Stadium 0.0% 43.0%

Efficient Capital Deployment: Maintenance In a majority of our markets, the specific expertise to keep our theatres modern and efficient is not readily available. Carmike maintains its' own shop based in Columbus, Georgia, that provides us with internal repair capability and available replacement equipment at significant savings. For instance, our craftsmen can refurbish a seat for a fraction of the cost of buying a new one. Draperies are sewn in-house at substantial savings. Carmike's shop employees have the mechanical experience to dismantle popcorn machines and warmers and rebuild them in our shop.

Efficient Capital Deployment: New Market Entry Selective expansion in home town, under-screened markets Significant opportunity for growth 2 planned new market entries in 2005 Case Study: Corvallis, OR, Population of 51,000 An existing, non-Carmike theatre (4 screen) In 2004, we built new, modern 12 screen theatre in prime location Underserved market with old slope theatre creates prime opportunity

New Theatres in 2005 Market Number of Screens Cullman, Alabama 10 Cartersville, Georgia 12 Ft. Oglethorpe, Georgia 10 Chubbuck, Idaho 10 Ft. Wayne, Indiana** 20 Findlay, Ohio 12 Myrtle Beach, South Carolina 12 Chattanooga, Tennessee 14 Tyler, Texas** 14 Total of 9 theatres and 114 screens **New Market

2005 Screen Additions Market Number of Additional Screens Statesboro, Georgia 3 Hickory, North Carolina 2 Winston Salem, North Carolina 2 St. Clairsville, Ohio 3 Columbia, South Carolina 4 Rapid City, South Dakota 3 Clarksville, Tennessee 5 Lufkin, Texas 5 Total of 27 screen additions to existing theatres

Expected 2005 Stadium Retrofits Additionally, Carmike expects to retrofit over 100 auditoriums to stadium seating in 2005. Carmike's cost for a typical retrofit is $100,000 per screen. This includes modernization of the seating from slope to stadium, new digital sound, carpet and draperies. In the past, we have experienced an increase in attendance in modernized auditoriums.

Consolidation Attractive family-owned circuits available for purchase Carmike's Strategy We know small town America Access to debt markets Low leverage Acquisitions require no additional overhead

Seasoned operations team with substantial experience in the industry Efficient operations Centralized controls manage inventory, capex and management systems Minimal labor costs Managed utility and operations costs IQ-2000 System Efficient, Low Cost Operations

Financial Summary and Objectives Acquire circuits at or below 6X TLCF Restructuring Debt/Refinancing Historically low leverage Capex increased to $50 million in 2005 Dividend policy Continue to deliver high margins Focused strategy to grow cash flow Focus on investor returns

CONSOLIDATED BALANCE SHEETS CARMIKE CINEMAS, INC. and SUBSIDIARIES (in thousands)

CONSOLIDATED BALANCE SHEETS (continued) CARMIKE CINEMAS, INC. and SUBSIDIARIES (in thousands) December 31, 2004 2003

CONSOLIDATED STATEMENTS OF OPERATIONS CARMIKE CINEMAS, INC. and SUBSIDIARIES (in thousands, except per share data) See accompanying notes.

Total Debt and Net Debt (unaudited) Carmike Cinemas, Inc. (in thousands) Total debt and net debt are supplemental non-GAAP financial measures used by Carmike to evaluate its operating performance. Total debt is defined as the sum of long-term debt, capital lease and long-term financing obligations and current maturities of long term debt, capital lease and long-term financing obligations. Net debt is defined as total debt less cash and cash equivalents. Year ended December 31, 2004 2003 Current maturities of long-term indebtedness, capital lease and long-term financing obligations $ 2,872 $ 2,162 Long-term debt, less current maturities 248,000 323,050 Capital lease and long-term financing obligations, less current maturities 72,530 67,889 Total debt 323,402 393,101 Less cash and cash equivalents (56,944) (41,236) Net debt $ 266,458 $ 351,865

2000 2001 2002 2003 2004 2438 2333 2262 2253 2188 2000 2001 2002 2003 2004 6.9 7.2 7.3 7.5 7.8 2000 2001 2002 2003 2004 352 323 308 299 282 Continuing Operating Momentum Theatres Screens / Theatre Screens Theatre Level Cash Flow (in millions) (1) 2002 2003 2004 224 219 226 2002 2003 2004 119.6 116.8 124 Revenue / Screen ('000s) (1) Theatre level cash flow is a supplemental non-GAAP financial measure used by Carmike to evaluate its operating performance. A reconciliation to Operating Income in included in Appendix A.

Pricing Flexibility Average Concession Sales/Patron Average Ticket Price 2000 2001 2002 2003 2004 4.65 4.83 4.9 4.93 5.17 2000 2001 2002 2003 2004 1.98 2.1 2.17 2.19 2.33 $5.17

Appendix A Theatre Level Cash Flow Reconciliation to Operating Income (in thousands) Theatre level cash flow is a supplemental non-GAAP financial measure used by Carmike to evaluate its operating performance. Carmike defines theatre level cash flow as operating income minus gains on sales of property and equipment plus general and administrative expenses, depreciation expenses, and the reserve for pending litigation. Carmike believes that theatre level cash flow is an important supplemental measure of operating performance for a motion picture exhibitor's operations because it provides a measure of the core operations, rather than factoring in gains on property and equipment sales, depreciation expenses, general and administrative expenses and pending litigation reserves. In addition, Carmike believes that theatre level cash flow, as defined, is a widely accepted measure of comparative operating performance in the motion picture exhibition industry. Year ended Year ended December 31, December 31, 2004 2002 Operating income $71,050 $71,692 $71,593 Gain on sales of property and equipment (1,051) (3,023) (681) General and administrative expenses 19,302 15,335 14,983 Depreciation expenses 33,801 32,764 33,738 Reserve for pending litigation 1,000 - - Theatre level cash flow $124,102 $116,768 $119,633